Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1999-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) September 30, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-A on September 15,2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on September 15, 2002 on the Series 1999-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: September 30, 2002




I.   ORIGINAL DEAL PARAMETERS

     (A)   Initial Pool Principal Balance                                                               $180,036,224.65
     (B)   Initial Certificates Principal Balance                                                       $175,534,000.00
           (i)  Initial Class A-1    Certificate Principal Balance            $ 35,000,000.00
                                     Certificate Amount Percentage                                               19.44%
                                     Certificate Pass-through Rate                                                5.83%
           (ii) Initial Class A-2    Certificate Principal Balance            $ 31,000,000.00
                                     Certificate Amount Percentage                                               17.22%
                                     Certificate Pass-through Rate                                                5.80%
           (iii)Initial Class A-3    Certificate Principal Balance            $ 22,000,000.00
                                     Certificate Amount Percentage                                               12.22%
                                     Certificate Pass-through Rate                                                5.98%
           (iv) Initial Class A-4    Certificate Principal Balance            $ 34,000,000.00
                                     Certificate Amount Percentage                                               18.89%
                                     Certificate Pass-through Rate                                                6.48%
           (v)  Initial Class A-5    Certificate Principal Balance            $ 14,375,000.00
                                     Certificate Amount Percentage                                                7.98%
                                     Certificate Pass-through Rate                                                6.70%
           (vi) Initial Class M-1    Certificate Principal Balance            $ 13,503,000.00
                                     Certificate Amount Percentage                                                7.50%
                                     Certificate Pass-through Rate                                                6.79%
           (vii)Initial Class M-2    Certificate Principal Balance             $ 9,002,000.00
                                     Certificate Amount Percentage                                                5.00%
                                     Certificate Pass-through Rate                                                7.67%
           (viiiInitial Class B-1    Certificate Principal Balance             $ 8,552,000.00
                                     Certificate Amount Percentage                                                4.75%
                                     Certificate Pass-through Rate                                                8.50%
           (ix) Initial Class B-2    Certificate Principal Balance             $ 8,102,000.00
                                     Certificate Amount Percentage                                                4.50%
                                     Certificate Pass-through Rate                                                8.50%

     (C)   Initial Weighted Average Coupon (WAC)                                                                  9.96%
     (D)   Initial Weighted Average Original Maturity (WAOM)                                                     316.00 months
     (E)   Initial Weighted Average Remaining Maturity (WAM)                                                     315.00 months
     (F)   Initial Number of Receivables                                                                          4,678
     (G)   Servicing Fee Rate                                                                                     1.00%
     (H)   Credit Enhancement
           (i)  Reserve Fund Initial Deposit Percentage                                                           0.00%
           (ii) Reserve Fund Target %                                                                             0.00%
           (iii)Target Overcollateralization Percentage Prior to Crossover Date                                   4.75%
           (iv) Target Overcollateralization Percentage After Crossover Date                                      8.31%
           (v)  Target Overcollateralization Floor                                                                1.25%
           (vi) Target Credit Enhancement % Prior to Crossover Date                                               4.75%
           (vii)Target Credit Enhancement % After Crossover Date                                                  8.31%
           (viiiTarget Credit Enhancement Floor                                                                   1.25%
           (ix) Target Credit Enhancement Amount                                                         $ 8,551,720.67
     (I)   Crossover Date Tests
                Earliest Crossover Date                                                                        Feb-2004
                Percent of Initial Suboridnation Percentage                                                     190.00%
     (J)   Class B-2 Floor Percentage (of Initial Pool Balance)                                                   0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)   Beginning Pool Schedule Balance                                                             $ 121,326,845.58
     (B)   Beginning Pool Factor                                                                             67.390241%
     (C)   Ending Pool Schedule Balance                                                                $ 119,067,341.81
     (D)   Ending Pool Factor                                                                                66.135214%
     (E)   Ending Total Certificate Balance (after Current Distributions)                              $ 119,067,341.81
     (F)   Current Overcollateralization Amount (after Current Distributions)                                       $ -
     (G)   Weighted Average Coupon (WAC)                                                                          9.81%
     (H)   Weighted Average Remaining Maturity (WAM)                                                             279.34 months
     (I)   Ending Number of Receivables                                                                           3,173


III. COLLECTION CALCULATIONS

     (A)   Interest

           (i)  Scheduled Interest Collections durring Current Period                                        843,624.74
           (ii) Paid Ahead Interest Collections applied to Current Period                                     13,596.38
           (iii)Net Servicer Advance                                                                        (121,634.21)
           (iv) Liquidation Proceeds Attributable to Interest                                                 65,334.31
           (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                    0.00
           (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                               0.00
           (vii)Recoveries on Previously Liquidated Contracts                                                 20,795.62
                                                                                                          --------------
           (viiiTotal Interest Amount Available for Distribution                                             821,716.84

     (B)   Principal

           (i)  Scheduled Principal Collections                                                              174,810.05
           (ii) Full and Partial Principal Prepayments                                                       160,094.10
           (iii)Paid Ahead Principal Collections Applied to Current Period                                       140.85
           (iv) Net Servicer Advance                                                                          (9,590.76)
           (v)  Liquidation Proceeds Attributable to Principal                                               457,974.73
           (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                       0.00
           (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                  0.00
           (viiiOther Principal Amounts                                                                            0.00
                                                                                                          --------------
           (ix) Total Principal Amount Available for Distribution                                            783,428.97


IV.  DISTRIBUTION CALCULATIONS

     (A)        Total Interest Available for Distribution                                                    821,716.84
     (B)        Total Principal Available for Distribution                                                   783,428.97
     (C)        Reserve Fund Draw Amount Required                                                                  0.00
     (D)        Draw on Letter of Credit for Interest Distribution                                                 0.00
                Less:
                Monthly Servicing Fee                                                                        101,105.70
                Reimbursement to Servicer for Liquidation Expense                                              7,804.25
                Late Payment Fees, Extension Fees and Other Permitted Fees                                         0.00
                Other Permitted Withdrawals from Certificate Account                                               0.00
                                                                                                          --------------
                Available Distribution Amount                                                              1,496,235.86

                Interest Accrual Period                                                                              30 days

                Total Interest Amount Due                                                                    677,988.17
                Total Interest Distribution Amount                                                           677,988.17

                Amount Available for Principal Distribution Amount                                           818,247.69
                Principal Distribution Calculation:
                Total Principal Amount Available for Distribution                                            783,428.97
                Principal Loss on Liquidated Assets                                                        1,476,074.80
                                                                                                          --------------
                  Principal Distribution Due                                                               2,259,503.77
                Principal Distribution Shortfall Carryover Amount (Current Period)                                 0.00
                Principal Distribution Shortfall Carryover Amount Prior Month                                667,809.52
                Overcollaterallization Writedown Amount                                                            0.00
                Overcollaterallization Reduction Amount                                                            0.00
                Accelerated Principal Distribution Amount for Current Period                                       0.00
                                                                                                          --------------
                Total Principal Amount to be Distributed                                                   2,927,313.29
                Total Principal Amount to be Distributed                                                   2,259,503.77

                Draw on Letter of Credit for Principal Distribution                                        1,441,256.08
                Draw on LC for Previously Unreimbursed Advances                                                    0.00
                Excess Interest                                                                               42,622.97
                Reserve Account Deposit                                                                            0.00
                Reserve Account Release                                                                            0.00
                Class X Distribution Amount                                                                        0.00
                Class R Distribution Amount                                                                        0.00


V.   SERVICER ADVANCE

     (A)   Interest
           (i)       Beginning Advance                                                                     3,598,119.56
           (ii)      Monthly Servicer Advance (Reimbursement)                                               (121,634.21)
           (iii)     Reimbursement of Previously Unrecovered Advances                                              0.00
                                                                                                          --------------
           (iiii)    Ending Advance Balance                                                                3,476,485.35

     (B)   Principal
           (i)       Beginning Advance                                                                       430,046.56
           (ii)      Monthly Servicer Advance (Reimbursement)                                                 (9,590.76)
           (iii)     Reimbursement of Previously Unrecovered Advances                                              0.00
                                                                                                          --------------
           (iiii)    Ending Advance Balance                                                                  420,455.80

     (C)   Total Servicer Advance
           (i)       Beginning Advance                                                                     4,028,166.12
           (ii)      Monthly Servicer Advance (Reimbursement)                                               (131,224.97)
           (iii)     Reimbursement of Previously Unrecovered Advances                                              0.00
                                                                                                          --------------
           (iiii)    Ending Advance Balance                                                                3,896,941.15


VI.  CREDIT ENHANCEMENT

     (A)   Overcollateralization

           (I)  Target Overcollaterallization Amount                                                       8,551,720.67
           (ii) Beginning Balance                                                                                  0.00
           (iii)Write Down for Certificate Distributions                                                           0.00
           (iv) Overcollaterallization Addition Amount                                                             0.00
           (v)  Overcollaterallization Reduction Amount                                                            0.00
                                                                                                          --------------
           (vi) Ending Balance                                                                                     0.00

     (B)   Reserve Fund (if applicable)

           (i)  Required Reserve Fund Balance                                                                      0.00
           (ii) Beginning Reserve Fund Balance                                                                     0.00
           (iii)Draws for Certificate Distributions                                                                0.00
           (iv) Excess Interest Deposited                                                                          0.00
           (v)  Reserve Fund Release                                                                               0.00
                                                                                                          --------------
           (vi) Ending Reserve Fund Balance                                                                        0.00

     (C)   Letter of Credit (if applicable)
           (i)  Beginning LC Balance                                                                      11,522,048.94
           (ii) Draw on LC for Interest Distribution                                                               0.00
           (iii)Draw on LC for Principal Distribution                                                      1,441,256.08
                                                                                                          --------------
           (iv) Ending Balance                                                                            10,080,792.86


VII. CERTIFICATE DISTRIBUTIONS

     (A)   Senior Certificates - Interest

           (i)  Class A-1
                                     Pass-Through Rate                                                            5.83%
                                     Beginning Carryover Interest                                                   $ -
                                     Current Interest Accrual                                                       $ -
                                     Current Carryover Interest Accrual                                             $ -
                                     Interest Paid                                                                  $ -
                                     Ending Carryover Balance                                                       $ -
                                     Interest Paid Per $1000                                                        $ -

           (ii) Class A-2
                                     Pass-Through Rate                                                            5.80%
                                     Beginning Carryover Interest                                                   $ -
                                     Current Interest Accrual                                               $ 98,826.72
                                     Current Carryover Interest Accrual                                             $ -
                                     Interest Paid                                                          $ 98,826.72
                                     Ending Carryover Balance                                                       $ -
                                     Interest Paid Per $1000                                                     $ 3.19

           (iii)Class A-3
                                     Pass-Through Rate                                                            5.98%
                                     Beginning Carryover Interest                                                   $ -
                                     Current Interest Accrual                                               $ 96,124.16
                                     Current Carryover Interest Accrual                                             $ -
                                     Interest Paid                                                          $ 96,124.16
                                     Ending Carryover Balance                                                       $ -
                                     Interest Paid Per $1000                                                     $ 4.37

           (iv) Class A-4
                                     Pass-Through Rate                                                            6.48%
                                     Beginning Carryover Interest                                                   $ -
                                     Current Interest Accrual                                              $ 160,852.35
                                     Current Carryover Interest Accrual                                             $ -
                                     Interest Paid                                                         $ 160,852.35
                                     Ending Carryover Balance                                                       $ -
                                     Interest Paid Per $1000                                                     $ 4.73

           (v)  Class A-5
                                     Pass-Through Rate                                                            6.70%
                                     Beginning Carryover Interest                                                   $ -
                                     Current Interest Accrual                                               $ 70,370.62
                                     Current Carryover Interest Accrual                                             $ -
                                     Interest Paid                                                          $ 70,370.62
                                     Ending Carryover Balance                                                       $ -
                                     Interest Paid Per $1000                                                     $ 4.90

     (B)   Subordinate Certificates - Interest

           (i)  Class M1
                                     Pass-Through Rate                                                            6.79%
                                     Beginning Carryover Interest                                                   $ -
                                     Current Interest Accrual                                               $ 76,348.21
                                     Current Carryover Interest Accrual                                             $ -
                                     Interest Paid                                                          $ 76,348.21
                                     Ending Carryover Balance                                                       $ -
                                     Beginning Carryover Writedown Interest                                         $ -
                                     Current Writedown Interest                                                     $ -
                                     Current Carryover Writedown Interest Accrual                                   $ -
                                     Writedown interest Paid                                                        $ -
                                     Ending Carryover Writedown Interest                                            $ -
                                     Interest Paid Per $1000                                                     $ 5.65

           (ii) Class M2
                                     Pass-Through Rate                                                            7.67%
                                     Beginning Carryover Interest                                                   $ -
                                     Current Interest Accrual                                               $ 57,500.28
                                     Current Carryover Interest Accrual                                             $ -
                                     Interest Paid                                                          $ 57,500.28
                                     Ending Carryover Balance                                                       $ -
                                     Beginning Carryover Writedown Interest                                         $ -
                                     Current Writedown Interest                                                     $ -
                                     Current Carryover Writedown Interest Accrual                                   $ -
                                     Writedown interest Paid                                                        $ -
                                     Ending Carryover Writedown Interest                                            $ -
                                     Interest Paid Per $1000                                                     $ 6.39



           (iii)Class B1
                                     Pass-Through Rate                                                            8.50%
                                     Beginning Carryover Interest                                                   $ -
                                     Current Interest Accrual                                               $ 60,576.67
                                     Current Carryover Interest Accrual                                             $ -
                                     Interest Paid                                                          $ 60,576.67
                                     Ending Carryover Balance                                                       $ -
                                     Beginning Carryover Writedown Interest                                         $ -
                                     Current Writedown Interest                                                     $ -
                                     Current Carryover Writedown Interest Accrual                                   $ -
                                     Writedown interest Paid                                                        $ -
                                     Ending Carryover Writedown Interest                                            $ -
                                     Interest Paid Per $1000                                                     $ 7.08


           (iv) Class B2
                                     Pass-Through Rate                                                            8.50%
                                     Beginning Carryover Interest                                                   $ -
                                     Current Interest Accrual                                               $ 57,389.17
                                     Current Carryover Interest Accrual                                             $ -
                                     Interest Paid                                                          $ 57,389.17
                                     Ending Carryover Balance                                                       $ -
                                     Beginning Carryover Writedown Interest                                         $ -
                                     Current Writedown Interest                                                     $ -
                                     Current Carryover Writedown Interest Accrual                                   $ -
                                     Writedown interest Paid                                                        $ -
                                     Ending Carryover Writedown Interest                                            $ -
                                     Interest Paid Per $1000                                                     $ 7.08

     (C)   Senior Certificates - Principal

           (i)  Class A-1
                                     Initial Certificate Balance                                          35,000,000.00
                                     Initial Certificate Percentage                                              19.44%
                                     Beginning Certificate Balance                                                 0.00
                                     Current Principal Due                                                         0.00
                                     Current Principal Paid                                                        0.00
                                     Principal Shortfall Carryover For Current Period                              0.00
                                     Accelerated Principal Distribution                                            0.00
                                     Ending Certificate Balance                                                    0.00
                                     Ending Pool Factor                                                           0.00%
                                     Principal Paid per $1000                                                      0.00
                                     Total Class Distribution                                                      0.00

           (ii) Class A-2
                                     Initial Certificate Balance                                          31,000,000.00
                                     Initial Certificate Percentage                                              17.22%
                                     Beginning Certificate Balance                                        20,464,548.77
                                     Current Principal Due                                                 1,758,017.47
                                     Current Principal Paid                                                1,758,017.47
                                     Principal Shortfall Carryover For Current Period                              0.00
                                     Accelerated Principal Distribution                                            0.00
                                     Ending Certificate Balance                                           18,706,531.30
                                     Ending Pool Factor                                                          15.71%
                                     Principal Paid per $1000                                                     85.91
                                     Total Class Distribution                                              1,758,017.47
           (iii)Class A-3

                                     Initial Certificate Balance                                          22,000,000.00
                                     Initial Certificate Percentage                                              12.22%
                                     Beginning Certificate Balance                                        19,289,130.09
                                     Current Principal Due                                                   156,770.14
                                     Current Principal Paid                                                  156,770.14
                                     Principal Shortfall Carryover For Current Period                              0.00
                                     Accelerated Principal Distribution                                            0.00
                                     Ending Certificate Balance                                           19,132,359.95
                                     Ending Pool Factor                                                          16.07%
                                     Principal Paid per $1000                                                      8.13
                                     Total Class Distribution                                                156,770.14
           (iv) Class A-4

                                     Initial Certificate Balance                                          34,000,000.00
                                     Initial Certificate Percentage                                              18.89%
                                     Beginning Certificate Balance                                        29,810,473.77
                                     Current Principal Due                                                   242,281.13
                                     Current Principal Paid                                                  242,281.13
                                     Principal Shortfall Carryover For Current Period                              0.00
                                     Accelerated Principal Distribution                                            0.00
                                     Ending Certificate Balance                                           29,568,192.65
                                     Ending Pool Factor                                                          24.83%
                                     Principal Paid per $1000                                                      8.13
                                     Total Class Distribution                                                242,281.13
           (vi) Class A-5

                                     Initial Certificate Balance                                          14,375,000.00
                                     Initial Certificate Percentage                                               7.98%
                                     Beginning Certificate Balance                                        12,603,692.95
                                     Current Principal Due                                                   102,435.03
                                     Current Principal Paid                                                  102,435.03
                                     Principal Shortfall Carryover For Current Period                              0.00
                                     Accelerated Principal Distribution                                            0.00
                                     Ending Certificate Balance                                           12,501,257.91
                                     Ending Pool Factor                                                          10.50%
                                     Principal Paid per $1000                                                      8.13
                                     Total Class Distribution                                                102,435.03

     (D)   Subordinate Certificates - Principal


           (i)  Class M1
                                     Initial Certificate Balance                                          13,503,000.00
                                     Initial Certificate Percentage                                               7.50%
                                     Beginning Certificate Balance                                        13,503,000.00
                                     Shortfall Carryover                                                           0.00
                                     Current Principal Due                                                13,503,000.00
                                     Current Principal Paid                                                        0.00
                                     Principal Shortfall Carryover For Current Period                              0.00
                                     Ending Certificate Balance- Excluding Writedowns                     13,503,000.00
                                     Ending Pool Factor                                                          11.34%
                                     Principal Paid per $1000                                                      0.00
                                     Beginning Outstanding Writedown                                               0.00
                                     Current Writedown/Writeup                                                     0.00
                                     Ending Certificate Balance- Including Writedowns                     13,503,000.00
                                     Total Class Distribution                                                      0.00


           (iii)Class M2
                                     Initial Certificate Balance                                           9,002,000.00
                                     Initial Certificate Percentage                                               5.00%
                                     Beginning Certificate Balance                                         9,002,000.00
                                     Shortfall Carryover                                                           0.00
                                     Current Principal Due                                                 9,002,000.00
                                     Current Principal Paid                                                        0.00
                                     Principal Shortfall Carryover For Current Period                              0.00
                                     Ending Certificate Balance- Excluding Writedowns                      9,002,000.00
                                     Ending Pool Factor                                                           7.56%
                                     Principal Paid per $1000                                                      0.00
                                     Beginning Outstanding Writedown                                               0.00
                                     Current Writedown/Writeup                                                     0.00
                                     Ending Certificate Balance- Including Writedowns                      9,002,000.00
                                     Total Class Distribution                                                      0.00

           (iv) Class B1
                                     Initial Certificate Balance                                           8,552,000.00
                                     Initial Certificate Percentage                                               4.75%
                                     Beginning Certificate Balance                                         8,552,000.00
                                     Shortfall Carryover                                                           0.00
                                     Current Principal Due                                                 8,552,000.00
                                     Current Principal Paid                                                        0.00
                                     Principal Shortfall Carryover For Current Period                              0.00
                                     Ending Certificate Balance- Excluding Writedowns                      8,552,000.00
                                     Ending Pool Factor                                                           7.18%
                                     Principal Paid per $1000                                                      0.00
                                     Beginning Outstanding Writedown                                               0.00
                                     Current Writedown/Writeup                                                     0.00
                                     Ending Certificate Balance- Including Writedowns                      8,552,000.00
                                     Total Class Distribution                                                      0.00

           (iv) Class B2
                                     Initial Certificate Balance                                           8,102,000.00
                                     Initial Certificate Percentage                                               4.50%
                                     Beginning Certificate Balance                                         8,102,000.00
                                     Shortfall Carryover                                                           0.00
                                     Current Principal Due                                                 8,102,000.00
                                     Current Principal Paid                                                        0.00
                                     Principal Shortfall Carryover For Current Period                              0.00
                                     Ending Certificate Balance- Excluding Writedowns                      8,102,000.00
                                     Ending Pool Factor                                                           6.80%
                                     Principal Paid per $1000                                                      0.00
                                     Beginning Outstanding Writedown                                               0.00
                                     Current Writedown/Writeup                                                     0.00
                                     Ending Certificate Balance- Including Writedowns                      8,102,000.00
                                     Total Class Distribution                                                      0.00


     (E)   Total Certificate Balances
                                                                               Beg of Period             End of Period
           (i)  Aggregate Balance of Certificates                            $ 121,326,845.58          $ 119,067,341.81
           (ii) Total Certificate Pool Factor                                     69.1187152%               67.8314981%





VIII.DELINQUENCY INFORMATION
                                                                                   Percent of                Percent of
     Delinquent Receivables at End of Due Period :        Scheduled Balance      Pool Balance       Units   Total Units
           30-59 Days Delinquent                            $ 10,519,569.69             8.83%         274         8.64%
           60-89 Days Delinquent                             $ 5,923,696.70             4.98%         162         5.11%
           90 Days or More Delinquent                       $ 13,915,291.92            11.69%         343        10.81%
           Homes Repossessed or Foreclosed Upon              $ 3,644,714.59             3.06%          92         2.90%



IX.  REPURCHASED CONTRACTS

     (A)   Repurchased Contracts -  Breach of Rep or Warranty
           (i)  Beginning Cumulative Repurchased Contracts since cutoff                                    $ 423,376.19
           (ii) Number of Contracts repurchased this period                                                           -
           (iii)Repurchase Price of Contracts this period                                                           $ -
           (iv) Ending Cumulative Repurchased Contracts since cutoff                                       $ 423,376.19

     (B)   Repurchased Contracts -  Delinquent Loans
           (i)  Beginning Cumulative Repurchased Contracts since cutoff                                             $ -
           (ii) Number of Contracts repurchased this period                                                           -
           (iii)Repurchase Price of Contracts this period                                                           $ -
           (iv) Ending Cumulative Repurchased Contracts since cutoff                                                $ -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                                 Units  Scheduled Balance
                Beginning Repossession Inventory                                                  112     $ 4,542,885.84
                Repossessions Incurred                                                             33     $ 1,007,739.38
                Less Repurchase of Delinquent Loans                                                 0                $ -
                Less Repossessions Sold                                                            53     $ 1,905,910.63
                                                                                              --------------------------
                Ending Repossession Inventory                                                      92     $ 3,644,714.59

                Principal Balance of Repossessions Liquidated                                             $ 1,905,910.63
                Reimbursement of Servicer Advances on Liquidated Contracts                                   $ 28,138.90
                     Liquidation Proceeds Attributable to Principal                                         $ 457,974.73
                                                                                                          --------------
                          Principal Loss on Liquidation of Repo                                           $ 1,476,074.80
                Reimbursement to Servicer for Liquidation Expense                                             $ 7,804.25
                Recoveries for Previously Liquidated Contracts                                               $ 20,795.62
                                                                                                          --------------
                Net Liquidation Loss (Realized Loss)                                                      $ 1,463,083.43

           Recoveries
                Liquidation Proceeds Attributable to Interest                                                $ 65,334.31
                Liquidation Proceeds Attributable to Principal                                              $ 457,974.73
                Recoveries for Previously Liquidated Contracts                                               $ 20,795.62
                                                                                                          --------------
                Total Recoveries                                                                            $ 544,104.66
                Recovery Percentage of Principal Balance of Repossessions Liquidated                             29%






XI.  TRIGGERS

           Has the Crossover Date Occurred?                                                       NO

                Where the Current Distribution Date of                                         09/15/02
                is greater than the Earliest Crossover Date of                             February 29, 2004
                                     And
                Subordinated Certificates Beginning Principal Balance of                      39,159,000.00
                plus the Current Overcollateralization Amount of                                       0.00
                divided by the Current Beginning Pool Principal Balance of                   121,326,845.58
                                                                                              ------------
                Equals                                                                          32.28%
                                                                                              ------------
                                     And is greater than the:
                Subordinated Initital Certificates Percentage of                                21.75%
                multiplied by the
                Percentage (as Percent of Initial Class Subordination Percentage)                 175%
                                                                                              ------------
                Equals                                                                          38.06%
                                                                                              ------------




           Principal Distribution Tests:                                          Actual Ratio Test Ratio    Result

                                                                            Over 60 Days Delinquent
                                                                            ------------------------------
                Current Mo                                                             19.72%
                1st Preceding Mo                                                       20.03%
                2nd Preceding Mo                                                       19.98%
                Average 60 Day Delinquency Ratio:                                      19.91%    5.00%        FAIL

                                                                            Over 30 Days Delinquent
                                                                            ------------------------------
                Current Mo                                                             28.56%
                1st Preceding Mo                                                       29.47%
                2nd Preceding Mo                                                       28.32%
                Average 30 Day Delinquency Ratio:                                      28.78%    7.00%        FAIL





                                                                                               Net Liquidation Losses
                                                          Ending Pool Bal                         (Realized Losses)
                                                          --------------------------------------------------------------
                Current Mo                                   119,067,341.81                          1,463,083.43
                1st Preceding Mo                             121,326,845.58                          1,291,229.73
                2nd Preceding Mo                             123,015,716.30                          1,407,621.21
                                     -----------------------------------------------------------------------------------
                                     Total                   363,409,903.69                           4,161,934.37
                                     -----------------------------------------------------------------------------------
                                     Divided by                           3
                                     ---------------------------------------
                                     Average                 121,136,634.56



                Sum of last 3 months of Losses                                   4,161,934.37
                Divided by 3 month average of Pool Balance                     121,136,634.56
                Annualized  (multiply by 4)                                                 4
                Current Realized Loss Ratio:                                           13.74%       2.75%     FAIL



                Beginning Cumulative Realized Losses                            28,097,126.66
                Net Liquidation Losses (Realized Losses)                         1,463,083.43
                                                                            ------------------
                Ending Cumulative Realized Losses                               29,560,210.09
                Divided by Initial Pool Principal Balance                      180,036,224.65
                Cumulative Realized Loss Ratio:                                        16.42%       7.00%     FAIL


           Should Principal Be Distributed to the Subordinated Certificates?                                   NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance